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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-52644, 333-48260, 333-30088 and 333-88811) and
Form S-3 (No. 333-83491) of TIBCO Software Inc. of our report dated December 18, 2000, relating to the financial statements, which appears in the Annual Report to Stockholders, which is incorporated in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
February 26, 2001